SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [  ]  Confidential, for  Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14c-5(d) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 MEDICORE, INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)
 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                  applies:
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                  computed  pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated  and state how it
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

                                                              April 14, 2000


To:        Our Shareholders

From:      Thomas K. Langbein

Subject:   Invitation to the Medicore, Inc. 2000 Annual Meeting of Shareholders


         Management is extending its invitation to you to attend Medicore's Annual Meeting on May 24, 2000. The Annual Meeting is being held at Medicore, Inc.'s executive offices at 2337 West 76th Street, Hialeah, Florida at 10:00 a.m. In addition to the formal items of business, I will review the major developments of 1999 to the present and answer your questions.

         This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about Medicore, Inc. and its directors and management.

         Your presence at the Annual Meeting would be appreciated. Your vote is important. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed proxy card as soon as possible.

         We look forward to seeing you at the Annual Meeting.


                                          Thomas K. Langbein
                                          Chairman, Chief Executive
                                          Officer and President

                                 MEDICORE, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                    ----------------------------------------

                          Date:  Wednesday, May 24, 2000

                          Time:  10:00 a.m.

                          Place: Medicore,  Inc.
                                 2337 West 76th Street
                                 Hialeah, Florida 33016

                    ----------------------------------------


Dear Shareholder:

         At our Annual Meeting, we will ask you to:

            1. Re-elect two directors, Anthony C. D'Amore and Robert P. Magrann, for a term of three years;

            2.    Approve the adoption of the 2000 Stock Option Plan

            3. Ratify the selection of Wiss & Company, LLP as independent auditors for 2000; and

            4. Transact any other business that may properly be presented at the Annual Meeting.


         If you were a shareholder of record at the close of business on April 10, 2000, you are entitled to vote at the Annual Meeting.


         Your copy of the Annual Report on Form 10-K of Medicore, Inc. for 1999 is enclosed.


                                    By order of the Board of Directors

                                    Lawrence E. Jaffe
                                    Counsel and Corporate Secretary

April 14, 2000

                                TABLE OF CONTENTS

                                                                          PAGE

Information About the Annual Meeting and Voting............................  2

Proposals..................................................................  6

Information About Directors and Executive Officers......................... 10

Executive Compensation..................................................... 13

Board Executive Compensation Report........................................ 20

Performance Graph.......................................................... 22

Certain Relationships and Related Transactions............................. 22

Beneficial Ownership of the Company's Securities........................... 26

Appendix A: Medicore, Inc. 2000 Stock Option Plan.......................... A-1

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING


Q:   WHY DID YOU SEND ME A PROXY?
A: Management of Medicore, Inc. ("Medicore" or the "Company") is asking you to vote at the 2000 Annual Meeting. This Proxy Statement summarizes the information you need to know to vote intelligently.

Q:   MUST I ATTEND THE MEETING?
A: No. You are invited and welcome to attend the Annual Meeting, but instead of attending you may participate and vote by completing, signing and returning the enclosed proxy card.

Q:   WHO IS ENTITLED TO VOTE?
A: Shareholders who owned Medicore common stock at the close of business on April 10, 2000 ("Record Date").

Q:   HOW MANY VOTES DO I HAVE?
A: Each share of common stock is entitled to one vote. The proxy card indicates the number of shares of Medicore common stock that you own. Medicore is sending this Proxy Statement, the attached Notice of Annual Meeting, the enclosed proxy card, and its 1999 Annual Report, which includes our financial statements, on April 17, 2000 to all shareholders entitled to vote.

Q:   WHAT AM I VOTING ON?
A: Three matters: 1) re-election of two class 2 directors, Anthony C. D'Amore and Robert P. Magrann; 2) approval of adoption of our 2000 Stock Option Plan; and 3) ratification of Wiss & Company, LLP as our independent auditors.

Q:   HOW DO I VOTE?
A:   You may vote by proxy or in person by attending the Annual Meeting.

Q    HOW DO I VOTE BY PROXY?
A: Complete, sign and date the enclosed proxy card and return it promptly in the prepaid postage envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting.

Q:   MAY I REVOKE MY PROXY?
A: Yes. You may revoke your proxy at any time before it is voted. There are three ways you may revoke your proxy:
         1.   by sending in another proxy card with a later date;
         2. by notifying Lawrence E. Jaffe, our corporate Secretary, before the Annual Meeting; or
         3.   by voting in person at the Annual Meeting

Q:   HOW DO I VOTE IN PERSON?
A: By attending the Annual Meeting. At that time you will be given a ballot and you may vote your shares. If your shares of Medicore common stock are held in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee showing you were the beneficial owner of the shares on April 10, 2000, the Record Date.

Q:   HOW DOES DISCRETIONARY AUTHORITY APPLY?
A: If you properly fill in your proxy card and send it to us in time, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card but do not make any specific choices, your proxy will vote your shares as recommended by the board as follows:

         o "FOR" the election of Anthony C. D'Amore and Robert P. Magrann as Class 2 directors
         o    "FOR" the adoption of the 2000 Stock Option Plan; and
         o "FOR" the ratification of the selection of Wiss & Company, LLP as independent auditors for 2000

     If any other matter is presented at the Annual Meeting, which is not presently contemplated, your proxy will vote in accordance with his best judgment.

Q:   IS MY VOTE CONFIDENTIAL?
A: Yes. Only the inspectors of election and other employees of the Company assisting in tallying the vote will have access to your vote and comments, unless you tell us to disclose such information.

Q:   WHO COUNTS THE VOTES?
A: We appoint two persons to act as inspectors of election, who each take an oath to accept that responsibility and certify the voting to the board.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
A: Your shares of Medicore common stock are probably registered in more than one name or account. You should complete, sign, date and return all your proxy cards to make sure all your shares are voted. It would be appreciated if you would contact our transfer agent, Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004 (Attention: Proxy Department) and tell them to put all your accounts registered in the same name at the same address.

Q:   WHAT DOES A QUORUM MEAN?
A: A quorum means a majority of the outstanding shares. The Annual Meeting may only proceed if a quorum is present at the meeting. A majority of the outstanding shares may be present at the meeting in person or by proxy. At April 10, 2000, the Record Date, there were 5,710,540 shares of Medicore common stock outstanding. A majority (quorum) would be no less than 2,855,271 shares. If you are present or vote by proxy and you abstain, you will be counted toward a quorum, but your abstention will have the legal effect as a vote "against" the proposals. A shareholder list will be available at our offices in Hialeah, Florida at the meeting and for 10 days prior to the meeting for your review.

Q:   HOW MUCH COMMON STOCK DO OFFICERS AND DIRECTORS OWN?
A: Approximately 26% (approximately 32% including beneficial ownership of common stock issuable upon exercise of their options) of our common stock as of the Record Date.

Q:   WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?
A: As of the Record Date, Thomas K. Langbein: 773,014 shares (approximately 13.5%), and Seymour Friend: 357,705 shares (approximately 6.3%). Their beneficial interest increases, for Mr. Langbein to 1,023,014 or approximately 17.2%, and Mr. Friend to 432,705 or approximately 7.5%, if Medicore shares are included which they have the right to acquire under their options. This does not include presently non-exercisable options granted under the 2000 Stock Option Plan. See "Proposals: 2. Adoption of 2000 Stock Option Plan." Until any options are exercised, they are not entitled to vote those shares. Messrs. Langbein and Friend are officers and directors of the Company. See "Information About Directors and Executive Officers" and "Beneficial Ownership of the Company's Securities." Mr.

     Langbein is also Chairman of the Board and Chief Executive Officer of our public subsidiaries, Dialysis Corporation of America and Techdyne, Inc., owner and sole director and executive officer of Todd & Company, Inc., a broker-dealer registered with the Commission which brokerage firm has an agreement with MainStreet IPO.com Inc. which unaffiliated company has a proposed merger transaction presently with Dialysis Corporation of America in connection with which transaction Dialysis Corporation of America proposes to sell its operations to us. MainStreet also has a joint venture with Linux Global Partners, a private holding company we recently invested in and loaned money to, and in which Mr. Langbein was recently appointed a director. See "Certain Relationships and Related Transactions."

Q:   WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
A:   PROPOSAL 1: ELECT TWO DIRECTORS
     The affirmative vote of a plurality of the shares of common stock actually cast at the meeting is required to elect each director. So if you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card or ballot, your vote will not count either "for" or "against" the nominee.

     A "broker non-vote" (when a broker does not have the authority to vote on a particular proposal) will also have no effect on the outcome since only a plurality of votes actually cast is required for election of a director.

     PROPOSAL 2: ADOPT 2000 STOCK OPTION PLAN and PROPOSAL 3: RATIFICATION OF WISS & COMPANY, LLP
     The affirmative vote of the majority of shares present or by proxy is required to approve Proposals 2 and 3. Therefore, shares represented by proxy or ballot which are marked "abstain" will have the effect of a vote against Proposals 2 and 3. A broker "no-vote" (see above) will have no effect on the vote.

Q:   WHO SOLICITS THE PROXIES AND WHAT ARE THE COSTS?
A: The board is soliciting these proxies. In addition to the use of the mails, officers, directors or employees of Medicore, who will receive no additional compensation for doing so, may solicit proxies by telephone or personal interview.

     We have asked banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will reimburse them for their reasonable expenses. Medicore pays all expenses of soliciting the proxies, including printing, envelopes, mailing and similar out-of-pocket expenses.

Q:   HOW COULD I, AS A SHAREHOLDER, NOMINATE A DIRECTOR?
A: You must provide Lawrence E Jaffe, the corporate Secretary of the Company, for the year 2001 Annual Meeting, written notice at least 60 days prior to that Annual Meeting, detailing the nominee and his or her qualifications, for consideration by the board. Other details are contained in our by-laws and will be forwarded to you without charge upon your written request. Your proposed nominee must submit a notarized statement indicating willingness to serve; and provide a five year employment history.

Q:   WHO IS ELIGIBLE TO SUBMIT A PROPOSAL?
A: To be eligible, you must have continuously held at least $2,000 in market value, or 1%, of Medicore's common stock for at least one year by the date you submit the proposal. You must continue to hold these Medicore shares through the date of the meeting. Either you, or your representative who is qualified under state law to present the proposal on your behalf, must attend the meeting to present the proposal.

Q:   HOW DO I DEMONSTRATE TO MEDICORE THAT I AM AN ELIGIBLE SHAREHOLDER?
A: If your shares are registered in your name, you are the record holder and we can verify your eligibility on our own.

     If a nominee, fiduciary, bank, broker or other custodian holds your shares of Medicore common stock in its name on your behalf, you may establish your eligibility in two ways:

         1. written verification from such custodian or nominee that you continuously held your Medicore shares for one year at the time you submitted your proposal; you also have to submit to us your written statement that you intend to continue to hold your Medicore common stock through the date of the shareholder meeting; or

         2. submit to us any required filings of share ownership of Medicore that you filed with the Securities and Exchange Commission, and your written statement that you continuously held the required number of Medicore common stock for the one-year period and your intention to continuously hold your Medicore shares through the date of our meeting.

Q:   HOW MANY PROPOSALS MAY I MAKE?
A:   One proposal for a particular shareholder meeting.

Q:   WHEN ARE THE YEAR 2001 SHAREHOLDER PROPOSALS DUE?
A: Shareholder proposals must be submitted in writing by December 17, 2000 to Lawrence E. Jaffe, corporate Secretary, Medicore, Inc., 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604. Any proposal should provide the reasons for it, the text of any resolution, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

                                    PROPOSALS

1.   RE-ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

         The Company has a staggered board of directors consisting of classes 1, 2 and 3 directors, each class consisting of two members, except class 1. Each class serves for a three-year term at the end of which that class comes before the shareholders for re-election.

     Nominees for re-election this year are:

         o    Anthony C. D'Amore (director since 1979)

         o    Robert P. Magrann (director since 1997)

         Messrs. D'Amore and Magrann have consented to re-election for a three-year term. For more information about all directors and executive officers, see "Information About Directors and Executive Officers."

         If either Mr. D'Amore or Mr. Magrann is unable to serve (not presently anticipated), the proxies will be voted for a substituted nominee as may be designated by the board.

         A majority of the directors, although less than a quorum or by a sole remaining director, has the right to appoint candidates to fill any vacancies on the board. Any such appointee shall serve for the remainder of the term.

         Nominations for directors are considered by the entire board. There is no nominating committee.

--------------------------------------------------------------------------------
THE BOARD RECOMMENDS YOU VOTE "FOR" THE ELECTION OF ANTHONY C. D'AMORE AND ROBERT P. MAGRANN, NOMINEES FOR CLASS 2 DIRECTORS.
--------------------------------------------------------------------------------

2.   ADOPTION OF MEDICORE, INC. 2000 STOCK OPTION PLAN (ITEM 2 ON PROXY CARD)

         We are asking for your approval of the 2000 Stock Option Plan. The Board adopted the Stock Option Plan on February 17, 2000, subject to your approval at the Annual Meeting. The Plan provides for incentive and non-qualified stock options.

         We have granted non-qualified options for 175,000 shares and incentive options for 300,000 shares to officers and directors of our Company and to one executive officer and director of our 71% owned public subsidiary, Techdyne, Inc. These options are for an aggregate of 475,000 (approximately 8%) of our shares to these eight persons are not exercisable until you approve the 2000 Stock Option Plan. Absent your approval of the Plan all the options will terminate.

         We have summarized below certain key provisions of the 2000 Stock Option Plan. Because it is a summary it may not contain all the information that is important to you. Before you decide how to vote, you should review the full text of the 2000 Stock Option Plan, which is included as Appendix A to this Proxy Statement.

DESCRIPTION OF 2000 STOCK OPTION PLAN

         PURPOSE AND ELIGIBILITY

         The purpose of the Plan is to advance the interests of our Company and our shareholders by providing a means by which our Company and our subsidiaries, including Techdyne, are able to attract, retain, and reward competent officers, directors, consultants, key employees, attorneys and advisors for their skills, initiatives, efforts and contributions to our growth and increased value. The Plan authorizes the grant of incentive and non-qualified stock options (see "Federal Income Tax Consequences" below) to such officers, directors, key employees and "key individuals," which term is defined in the Plan as any person, other than an employee, who is committed to the interests of our Company and its subsidiaries.

         SHARES AVAILABLE

         A total of 500,000 shares of our common stock are authorized for issuance under the Plan pursuant to the grant of options. No option may be granted under the Plan after February 16, 2005, the expiration date of the Plan. If any options that have been granted under the Plan either expire or otherwise terminate before the expiration of the Plan, the shares that were issuable upon the exercise of such expired or terminated options will become available for granting of future options under the Plan.

         We will adjust the number of shares of common stock available for issuance under the Plan if there are changes in our capitalization, a merger, or a similar transaction.

         ADMINISTRATION

         The Plan provides for its administration by the board or a three party committee. Being that the Plan is rather limited and the board has granted 95% of the options (see "Plan Option Grants" below), it is most likely that administration of the 2000 Stock Option Plan will be accomplished by the entire board rather than the establishment of a committee. The board selects the participants from among the eligible officers, directors, key employees and individuals, and determines the form, terms and conditions of awards.

         Options granted under the Plan are evidenced by stock option certificates.

         The board may at any time terminate, suspend or modify the Plan, except the board will not, without shareholder approval, effect any change (other than for adjustments as provided for in the Plan) which would increase the amount of common stock which may be awarded under, change the eligibility to participate in, or extend the duration of the Plan. No termination, suspension or modification of the Plan will adversely affect any options thereupon granted under the Plan.

         OPTIONS AND OPTION PRICE

         The exercise price of an option, incentive or non-qualified, is determined by the board, or the committee if so appointed, on the date the option is granted, but in no event may the exercise price be less than 100% of the fair market value of the common stock at the time of the grant.

         Stock options may be either non-qualified or incentive stock options within the meaning of the Internal Revenue Code of 1986, as amended. See "Federal Income Tax Consequences" below. The board will fix the term of an option upon grant, however the term may not be longer than five years.

         EXERCISE OF OPTIONS.

         Options under the 2000 Stock Option Plan are exercisable at such rate and during such periods as determined by the board or the option committee, if so appointed. Options granted under the Plan, including those granted to date (see "Plan Option Grants" below), will be for five years and immediately vested.

         No option shall be exercisable after the earlier of (i) nine months from retirement, permanent disability or death, (ii) five years from the date of grant, or (iii) such shorter exercise period for which the options are granted. Any other termination of affiliation with the Company will allow for a 30-day exercise from such termination unless termination is for cause, which occurrence will immediately void the option. Change in control as defined in the Plan entitles the optionee or his, her or its successor to exercise the option in full to the extent there was any incomplete vesting period, if the optionee did not initiate or cause the change in control, and the options shall be redeemed by the Company or the surviving entity at a structured formula, depending upon the nature of the change in control. Change in control is defined in the Plan to include either (i) the sale of substantially all of the assets of the Company, or its merger or consolidation with another wherein the Company is not the surviving entity, or (ii) a majority of the board of directors changes other than by election by shareholders pursuant to a management solicitation, or by vacancies filled by the board caused by death or resignation, or (iii) a person or group acquires 25% or initiates a tender for 25% of the Company's outstanding shares.

         Options granted under the Plan are non-transferable except by will or by operation of the laws of descent and distribution, and, with certain exceptions in the event of death or disability of an optionee, may be exercised by the optionee only during employment.

         The exercise price is payable in cash, check, or at the discretion of the board; (i) through the delivery of shares of our common stock having a fair market value equal to the exercise price, (ii) by delivery of the optionee's personal recourse note, (iii) through an assignment to the Company of sufficient proceeds from the sale of the stock acquired upon exercise of the option with authorization to the broker to pay those proceeds to us, or any combination of the above exercises.

         NONTRANSFERABILITY

         Neither the options nor the common stock issuable upon exercise of the options are transferable except by will and the laws of descent and distribution. No option may be exercised until the 2000 Stock Option Plan is approved by you, the shareholders, the failure of which will terminate the Plan and all options granted under the Plan.

         PLAN OPTION GRANTS

         On February 17, 2000, the date the board adopted the 2000 Stock Option Plan, the board granted incentive options to four officers and directors of our Company and one affiliated with our subsidiary, Techdyne, for 300,000 shares, and non-qualified options to four eligible participants for 175,000 shares of our common stock. The specific participants, amounts and type of option is set forth below All the options are subject to shareholder approval of the Plan, and are non-exercisable until such approval, otherwise the options terminate. The options are for five years exercisable at $3.25, which is 118% of the market price of our common stock on the date of grant.

Name                    Position                                       Number of Options
----                    --------                                       -----------------
Anthony C. D'Amore      Director                                     25,000 (Non-Qualified)
Peter D. Fischbein      Director                                     25,000 (Non-Qualified)
Seymour Friend          Vice President and director                  25,000 (Non-Qualified)
Lawrence E. Jaffe       Secretary and Counsel                        75,000 (Non-Qualified)
Thomas K. Langbein      Chairman of the Board, CEO and President    250,000 (Incentive)
Robert P. Magrann       Director                                     25,000 (Non-Qualified)
Daniel R. Ouzts         Vice President                               25,000 (Incentive)
Barry Pardon            President and director of Techdyne, Inc.,    25,000 (Incentive)
                        public subsidiary of Medicore

         For other relationships of the parties with the Company and our subsidiaries and related parties, see "Certain Relationships and Related Transactions."

         FEDERAL INCOME TAX CONSEQUENCES

         The federal income tax consequences of issuing and exercising stock options under the Plan may be summarized as follows:

         NON-QUALIFIED STOCK OPTIONS

         The grant of a non-qualified stock option has no immediate federal income tax effect: the optionee will not recognize taxable income and the Company will not receive a tax deduction.

         When the optionee exercises the option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. We are required to withhold tax on the amount of income recognized. The Company will receive a tax deduction equal to the amount of income realized.

         When the optionee sells common stock obtained from exercising a non-qualified stock option, any gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held). Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the optionee.

         INCENTIVE STOCK OPTIONS

         When an optionee is granted an incentive stock option, or when the optionee exercises the option, the optionee will generally not recognize taxable income (except for purposes of the alternative minimum tax) and the Company will not receive a tax deduction.

         If the optionee holds the shares of common stock for at least two years from the date of grant, and one year from the date of exercise, then any gain or loss will be treated as long-term capital gain or loss. If, however, the shares are disposed of during this period, the option will be treated as a non-qualified stock option. The Company will only receive a tax deduction if the shares are disposed of during this period. The deduction will be equal to the amount of taxable income the optionee recognizes.


--------------------------------------------------------------------------------
THE BOARD RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE 2000 STOCK OPTION PLAN.
--------------------------------------------------------------------------------

3.  RATIFICATION OF WISS & COMPANY, LLP AS INDEPENDENT AUDITORS (ITEM 3 ON PROXY
    CARD)

         The board, upon the recommendation of the audit committee, engaged Wiss & Company, LLP as our new independent accountants to do the 1999 fiscal year audit for our Company. Wiss & Company replaces our former independent accountants, Ernst & Young LLP. The termination of Ernst & Young was effective August 6, 1999, and was reported in our Current Report on Form 8-K dated August 27, 1999.

         Ernst & Young's report on our financial statements for the two fiscal years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion, was not qualified or modified as to any uncertainty, audit scope or accounting principles. During those two fiscal years and subsequent interim periods to the date of their termination, August 6, 1999, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, nor were there any reportable events as defined in Item 304(a)(1)(v) of the Commission's Regulation S-K. Reportable events include the accountant's advising us that internal controls necessary for reliable financial statements do not exist, information has come to the accountant's attention that led it to no longer be able to rely on management's representations, the need to expand significantly the scope of the audit, or information has come to the attention of the auditors that it has concluded materially impacts the fairness or reliability of the previous audit or the financial statements. Ernst & Young's agreement with this position as stated in our August, 1999 Current Report was provided in their letter to the Commission dated August 27, 1999, which is an exhibit to our August, 1999 Current Report.

         No relationship exists between the Company and Wiss & Company other than the usual relationship between independent public auditor and client.

         A representative of Wiss & Company is expected to attend the Annual Meeting to respond to shareholder questions. No representative of Ernst & Young will attend the Meeting.

--------------------------------------------------------------------------------
THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SELECTION OF WISS & COMPANY, LLP AS INDEPENDENT AUDITORS FOR 2000.
--------------------------------------------------------------------------------

OTHER MATTERS TO BE PRESENTED TO SHAREHOLDERS

         Management is not currently aware of any other matter to be presented for action at the Annual Meeting other than Proposal 1, the election of class 2 directors, Proposal 2, adoption of the 2000 Stock Option Plan, and Proposal 3, the ratification of the selection of independent auditors, in the accompanying Notice of Annual Meeting of Shareholders, and management does not presently intend to bring any other matter before the meeting.


               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS


THE BOARD OF DIRECTORS

         The board of directors oversees the business and affairs of Medicore and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The board is kept knowledgeable and informed through discussions with the Chairman, other directors, executives and advisors (the audit committee, counsel, outside auditors, investment bankers and other consultants), by reading reports, contracts and other materials sent to them and by participating in board and committee meetings.

         The board met seven times during 1999, including unanimous written consents. All directors participated at all the meetings, except one absentee at one meeting, either present in person or by telephone conference call.

DIRECTORS STANDING FOR RE-ELECTION

         The class 2 directors' term ends in June, 2000. Each of the class 1, 2 and 3 directors consists of two members serving three year terms, except class 1, which continues to have a vacancy, but may be filled by the board.

         ANTHONY C. D'AMORE - Class 2 director. Mr. D'Amore is 69 years of age and has been a director of Medicore since 1979. He is a director of Techdyne, our 71% owned public subsidiary, which position he has held since 1984. Mr. D'Amore is an insurance consultant, and receives nominal commissions with respect to insurance plans with the Company, Techdyne and Dialysis Corporation of America. See "Certain Relationships and Related Transactions."

         ROBERT P. MAGRANN - Class 2 director. Mr. Magrann is 56 years of age and has been a director of Medicore since 1997. He has been a senior executive and general manager of major national and international food distributors. From 1994 to 1996 he was Senior Vice President at Borden Inc., involving management supervision and responsibility for marketing, sales and public relations. In 1996, Mr. Magrann became affiliated with Tetley USA, Inc., a beverage producer and distributor, with whom he held the position of Senior Vice President, Sales for its North American Food Group until July, 1999. He recently became Vice President of Worldwide Sales for Kenosia Corporation, which creates software applications for manufacturers and retailers.

CURRENT DIRECTORS

         THOMAS K. LANGBEIN - Class 3 director; term runs through June, 2001. Mr. Langbein is 54 years of age and has been Chairman of the Board, Chief Executive Officer and President of Medicore since 1980. He is Chairman of the Board and Chief Executive Officer of Techdyne (since 1982, when acquired by the Company), Dialysis Corporation of America (since 1980), another public subsidiary (65% owned) of Medicore. He is also an officer and director of most of Medicore's, Techdyne's and Dialysis' subsidiaries. He is President, sole shareholder and director of Todd & Company, Inc. ("Todd"), a securities brokerage firm registered with the Commission and a member of the National Association of Securities Dealers. Todd has an agreement with MainStreet IPO.com Inc. in which company Mr. Langbein has an approximately 8% interest, and with which company Dialysis Corporation of America has a proposed merger pending. MainStreet has a joint venture with Linux Global Partners, a private holding company in which the Company invested and to which company it loaned money. Mr. Langbein was recently appointed a director of Linux Global Partners. See "Certain Relationships and Related Transactions." Mr. Langbein devotes most of his time and efforts to the affairs of the Company, Techdyne and Dialysis Corporation of America. See "Executive Compensation."

         SEYMOUR FRIEND - Class 3 director; term runs through June, 2001. Mr. Friend is 79 years of age and has been a director of Medicore since 1975 and a Vice President since 1981. Mr. Friend is a real estate investor and devotes a portion of his time to the affairs of the Company.

         PETER D. FISCHBEIN - The singular class 1 director is Peter D. Fischbein; term ends in June, 2002. Mr. Fischbein is 60 years of age and has been a director of Medicore since 1984. He is a director of Medicore's 71% owned public subsidiary, Techdyne, Inc., since 1985, and a director of Viragen, Inc., a former public subsidiary, now unaffiliated company, since 1981. Mr. Fischbein is an attorney and a general partner of several limited partnerships engaged in real estate development.


EXECUTIVE OFFICERS

     NAME                  AGE      POSITION                   HELD SINCE

     Thomas K. Langbein    54       Chief Executive               1980
                                    Officer and President
                                    (Chairman of the Board)

     Seymour Friend        79       Vice President (Director)     1981

     Daniel R. Ouzts       53       Vice President (Finance)      1986
                                    and Controller                1983


OTHER SIGNIFICANT EMPLOYEES

     Barry Pardon          48       President of Techdyne         1991
                                    (Director of Techdyne)        1990

         DANIEL R. OUZTS, a certified public accountant, joined the Company in 1980 as Controller of its plasma division. In 1983 he became Controller of the Company and Dialysis Corporation of America, and in 1986 became Vice-President of Finance of the Company and Techdyne. Mr. Ouzts has served as Controller for Techdyne since 1986. In June, 1996, Mr. Ouzts was appointed Vice President of Finance and Treasurer of Dialysis Corporation of America. See "Certain Relationships and Related Transactions."

         BARRY PARDON joined Techdyne in November, 1980 as national sales manager and initiated the independent manufacturer representatives sales force. Mr. Pardon became Vice President of Marketing of Techdyne in 1981, was appointed Executive Vice President (Marketing) in 1988, and appointed President in 1991. Mr. Pardon is Chairman of the Board of Lytton and is a director of Techdyne (Europe). He is also a member of the South Florida Manufacturing Center Advisory Board.

         There are no family relationships among any of the officers or directors of the Company.


BOARD COMMITTEES

         The only committee the Company has is an audit committee consisting of Peter D. Fischbein and Robert P. Magrann (non-employee directors). The audit committee usually meets on a monthly basis, sometimes alone, usually with management, and from time to time with our independent auditors. The audit committee is responsible for recommending to the board of directors the firm of independent accountants to serve the Company, reviewing fees, services and results of the audit by such independent accountants, reviewing the accounting books and records of the Company and reviewing the scope, results and adequacy of the internal audit control procedures of the Company.

COMPENSATION OF DIRECTORS

         No standard arrangements for compensating directors for services as directors or for participating on any committee exists. We reimburse directors for travel and related out-of-pocket expenses incurred in attending shareholder, board and committee meetings, which expenses are minimal. In lieu of any cash compensation or per meeting fees to directors for acting as such, we have provided directors, among others, with options to purchase common stock of the Company at fair market value as of the date of grant. See "Proposal 2. Adoption of 2000 Stock Option Plan" above and "Executive Compensation - Options, Warrants or Rights," and "Beneficial Ownership of the Company's Securities" below.


                             EXECUTIVE COMPENSATION

         The Summary Compensation Table below sets forth compensation paid by the Company and its subsidiaries for the last three fiscal years ended December 31, 1999 for services in all capacities for its Chief Executive Officer and each of its principal executive officers whose total annual salary, bonus or other compensation exceeded $100,000.

                                 SUMMARY COMPENSATION TABLE

                        ANNUAL COMPENSATION        LONG TERM COMPENSATION
                       ---------------------                AWARDS
                                                   ----------------------
(a)                     (b)      (c)        (e)                (g)                   (i)
                                           Other
                                           Annual          Securities             All Other
Name and                                   Compen-         Underlying            Compensation
Principal Position      Year   Salary($)   Sation($)      Options/sars(#)            ($)
------------------      ----   ---------   --------  ------------------------    ------------
                                                     Medicore   Techdyne  DCA
                                                     ---------- --------  ---
CEO
Thomas K. Langbein      1999   268,000(1)   32,400(2)   ---     ---      260,000    ---
                        1998   258,000(1)   32,300(2)   ---     ---        ---      ---
                        1997   257,000(1)   34,300(2)   ---   100,000      ---    74,500(1)(3)
Barry Pardon(4)         1999   149,600(5)    6,700(6)   ---     ---        ---      ---
                        1998   150,800(5)    7,300(6)   ---     ---        ---      ---
                        1997   144,100(5)    8,000(6)   ---   100,000      ---      ---
Joseph Verga(7)         1999   100,700(5)    1,600(8)   ---     ---        ---      ---
                        1998    80,000(5)    1,600(8)   ---     ---        ---      ---
                        1997    78,800(5)    2,300(8)   ---    50,000      ---      ---

----------

(1) Does not include (i) Dialysis Corporation of America's December, 1997 forgiveness of a promissory note in the amount of $74,500 issued in December, 1997 for an option exercise for 50,000 shares of Dialysis' common stock (see "Options, Warrants or Rights" below); and (ii) Dialysis's payment of a $25,000 bonus in 1998.

(2) Includes automobile allowance and related expenses, life and disability insurance premiums.

(3) The options for 50,000 shares of Dialysis' common stock were exercised effective December 31, 1997 at $1.50 per share. Consideration for these shares was paid in cash for the par value and a promissory note issued for the balance. On December 31, 1997, Dialysis forgave the indebtedness under the note, which note was cancelled. See note (1) above.

(4) President and director of Techdyne, and an officer and/or director of its subsidiaries.

(5)  All compensation paid by Techdyne.

(6) Automobile lease and related expenses and term life insurance premiums ($300 for each year).

(7)  Senior Vice President, Treasurer and director of Techdyne.

(8) Automobile related expenses and term life insurance premiums ($300 for each year).


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Mr. Langbein has an employment agreement with Medicore through August 31, 2003 at an annual salary of $261,504 with yearly increases in increments of no less than $10,000. The agreement provides for Mr. Langbein to serve as the Chairman, Chief Executive Officer and President.

         The Medicore employment agreement also provides

         o    $850 per month automobile allowance

         o employee benefit plans and other fringe benefits and programs available to Medicore employees and executives
         o    reimbursement for business expenses
         o payment of universal and term life insurance owned by Mr. Langbein with an aggregate face value of $1,600,000 - beneficiaries designated by Mr. Langbein
         o indemnification of Mr. Langbein against losses, judgments and expenses in any claim against him for acting as an officer and/or director of Medicore and subsidiaries, provided he acted in good faith and in a manner he reasonably believed was in the best interests of Medicore and subsidiaries
         o non-competition for two years from termination within 20 miles of Medicore's primary operations, presently Hialeah, Florida; Medicore has option to request Mr. Langbein's non-competition within the United States at $4,000 per month for each 12 month period, increasing 5% each succeeding 12 month period
         o full compensation for first 90 days of disability with option of Medicore to continue employment of Mr. Langbein with full compensation less disability payments or terminate

The Medicore employment agreement also contains different termination provisions as follows:

         o upon death, wrongful termination (defined below), disability termination or change in control (defined below), Mr. Langbein will receive a lump sum payment (as severance allowance (see below) and liquidated damages) in an amount equal to Mr. Langbein's salary, including expenses and benefits, for three years from the date of termination
         o Mr. Langbein has the option to take 400,000 shares of Medicore common stock instead of the lump sum payment; Mr. Langbein has the right for two years to demand registration of the Medicore shares and for three years to include the Medicore shares in any registration statement filed by Medicore; registration of the

              Medicore shares to be at the sole cost of Medicore except any of Mr. Langbein's legal fees and commissions for sale of the Medicore shares
         o full vesting of any warrants, options or similar rights held by Mr. Langbein with choice of Mr. Langbein to keep those options and warrants, otherwise Medicore has to repurchase them at a certain repurchase formula
         o    for cause by Medicore - no benefits or salary
         o for good reason (defined below) by Mr. Langbein - Medicore continues to pay salary, benefits and expenses under the agreement, and all options, warrants and other securities shall be fully vested and exercisable; or provide Mr. Langbein with the lump sum payment or instead, at Mr. Langbein's option, to acquire Medicore shares
         o upon expiration at August 31, 2003, if Medicore does not renew or enter into new employment agreement, there is a severance allowance which is the lump sum payment or Mr. Langbein's option to take the Medicore shares.

DEFINITIONS

         o "cause" for termination includes willful failure to perform duties under the employment agreement, and illegal conduct or gross misconduct which damages the business or reputation of Medicore
         o "good reason" to terminate his employment includes assigning Mr. Langbein duties inconsistent with his position with Medicore or any action that results in reducing Mr. Langbein's authority, duty or responsibilities; reduction of salary, expenses or benefits; or other substantial breach of the agreement
         o "change in control" generally includes (a) the announcement for and/or acquisition by an individual, entity or group of 25% or more of the common stock then outstanding, except by persons affiliated with Mr. Langbein, or (b) a sale of substantially all of the assets, or a merger or acquisition of Medicore, or (c) certain changes in the board other than through shareholder elections of members nominated by the existing board.

         Barry Pardon, director and President of Techdyne, has a five-year employment agreement with that subsidiary through December 31, 2000, retaining him as President of Techdyne. Mr. Pardon's employment agreement provides for the following:

         o    base annual salary of $120,000
         o over-ride commission of .5% of net sales in excess of $22,000,000 (which is increased by net sales of acquired companies) increasing $1,000,000 each of the next two years
         o    automobile, travel and entertainment expenses
         o termination may occur by (i) expiration of the term; (ii) death of Mr. Pardon; (iii) Mr. Pardon's disability; (iv) conviction of a crime, failure to carry out policies of Techdyne, dishonest practice, conduct prejudicing Techdyne or breach of the employment agreement; severance, which is nine months' salary, only paid upon death or termination without cause
         o non-competition for one year from termination; restrictions on Mr. Pardon calling upon customers or suppliers of Techdyne, diverting customers, services, or products of Techdyne, or disclosing any trade secrets

         Certain executive and accounting personnel and administrative facilities of the Company and our subsidiaries, including Techdyne and Dialysis Corporation of America, were common for fiscal 1999. The costs of executive and accounting salaries and other shared corporate overhead for these companies were charged on the basis of direct usage when identifiable with any balance allocated on the basis of time spent. The allocation with Techdyne is accomplished pursuant to a Service Agreement. Mr. Langbein, as an officer and director, and Mr. Ouzts, as an officer, of the Company, Techdyne and Dialysis Corporation of America, divide their time and efforts among these companies. See "Certain Relationships and Related Transactions."

OPTIONS, WARRANTS OR RIGHTS

1989 Medicore Stock Option Plan ("1989 Medicore Plan")

         o    expires May 18, 2009
         o grants available to employees, officers, directors, consultants, advisors and similar persons
         o non-qualified; five year term; exercise price fair market value on date of grant o may be exercised with cash or Company common stock or both; if exercised with stock, optionee receives additional option for amount of shares used for exercise at exercise price of the then current market price exercisable for remainder of original option
         o    termination of optionee's affiliation with Medicore
              - death, disability or retirement after age 65; exercisable for two years from such event but not beyond expiration date of option
              - any other termination; right to exercise terminates immediately o forced redemption at formulated prices upon change in control of Medicore which includes (i) sale of substantially all assets of Medicore or its merger or consolidation, (ii) majority of board changes other than by election of shareholders pursuant to board solicitation or vacancies filled by board caused by death or resignation, or
                   (iii) a person or group acquires or makes a tender offer for at least 25% of Medicore's common stock; optionee may waive redemption
         o    options are non-transferable
         o    1989 Medicore Plan history to April 10, 2000
              -    1,000,000 shares reserved for issuance
              -    844,000 granted (809,000 in 1995; 35,000 in 1997)
              -    3,000 exercised
              -    3,000 cancelled
              - 838,000 outstanding (including 10 officers and directors of the Company and its subsidiaries and six employees)
              - exercisable at $2.38 per share (806,000 options, original exercise price at $3.00 per share, repriced in December, 1996; 35,000 options, original exercise price at $3.75 per share, repriced in September, 1997)
              -    803,000 options exercisable through April 17, 2000 and
                   35,000 options exercisable through June 10, 2002

2000 Stock Option Plan

         We adopted a new 2000 Stock Option Plan on February 17, 2000 for up to 500,000 shares and granted on that date qualified stock options for 175,000 shares and incentive stock options for 300,000 shares. This Plan is subject to our shareholder approval and the options have been restricted from exercise until, if at all, the 2000 Stock Option Plan receives shareholder approval. For a description of the 2000 Stock Option Plan and the options see "Proposals: 2. Adoption of Medicore, Inc. 2000 Stock Option Plan (item 2 on Proxy Card)."

1994 Techdyne Stock Option Plan ("1994 Techdyne Plan")


         o    1994 Techdyne Plan history (expired May 24, 1999)
              --   250,000 shares reserved for issuance
              --   227,900 granted
              --   216,400 exercised
              --   11,500 cancelled
              --   -0- outstanding


1995 Techdyne Options


         o    non-qualified
         o 152,500 granted to eight directors of Techdyne and its subsidiaries and counsel o 145,000 exercised at $1.75 per share on February 25, 2000, cash for par value, the balance with three-year recourse promissory notes at 6.19% interest (at the coupon issue yield of a 52-week U.S. Treasury bill) secured by the common stock held in escrow
         o voting rights held by share owner provided no default exists under the note o restriction on transfer of these shares until the exercise price has been paid in full
         o    1995 Option History
              --   145,000 exercised
              --   7,500 expired
              --   -0- outstanding


1997 Techdyne Stock Option Plan ("1997 Techdyne Plan")

         o    expires June 22, 2002
         o grants available to officers, directors, consultants, key employees, advisors and similar parties
         o options, non-qualified and incentive, up to five years, vesting, and exercise price established by board or stock option committee
         o options, at discretion of board, may be exercised either with cash, common stock with fair market value equal to cash exercise price, optionee's personal recourse note, or assignment to Techdyne of sufficient proceeds from sale of common stock acquired upon exercise of the option with an authorization to the broker to pay that amount to Techdyne, or any combination of such payments
         o    termination of optionee's affiliation with the company by optionee
              --   death, disability or retirement after age 65, exercisable for nine months but not beyond option expiration date
              --   termination for cause, right to exercise terminates
                   immediately
              --   any other termination, 30 day exercise
         o options are non-transferable, except by laws of descent and distribution or change in control
         o forced redemption at formulated prices upon change in control of Techdyne which includes (i) sale of substantially all the assets of Techdyne or its merger or consolidation, (ii) majority of board changes other than by election of shareholders pursuant to board solicitations or vacancies filled by board caused by death or resignation, or (iii) a person or group acquires or makes a tender offer for at least 25% of Techdyne's common stock; optionee may waive redemption

         o    1997 Plan history to April 10, 2000
              --   500,000 reserved for issuance
              --   462,000 granted (including 23 officers, directors and key
                   employees of Techdyne and its subsidiaries)
              --   none exercised
              --   52,000 cancelled
              --   345,000 exercisable at $3.25 per share through June 22, 2002
                   (155,000 non-qualified, 190,000 incentive)
              --   65,000 exercisable at $4.00 per share; expiration dates range from June 29, 2002 to December 14, 2002; all incentive options


1995 Dialysis Corporation of America Stock Option Plan ("1995 Dialysis Plan")

         o    expires November 9, 2000
         o grants available to officers, directors, consultants, key employees, advisors and similar parties
         o    options (non-qualified) may be up to five years, may require vesting, exercise price determined by board of directors
         o    options may, at discretion of board, be exercised either with cash, common stock with fair market value equal to cash exercise price, optionee's personal recourse note, or assignment to Dialysis if sufficient proceeds from the sale of common stock acquired upon exercise of the option with an authorization to the broker to pay that amount to Dialysis, or any combination of such payments
         o    termination of optionee's affiliation with Dialysis by
              --   death, disability or retirement after age 65, exercisable for nine months but not beyond option expiration date
              --   termination for cause, right to exercise terminates
                   immediately
              --   any other termination, 30 day exercise
         o    options are non-transferable
         o forced redemption at formulated prices upon change in control of Dialysis which includes (i) sale of substantially all of the assets of Dialysis or its merger or consolidation; (ii) majority of the board changes other than by election of shareholders pursuant to board solicitations or vacancies filled by board caused by death or resignation; or (iii) a person or group acquires or makes a tender offer for at least 25% of the Dialysis's common stock
         o    1995 Dialysis Plan history to April 10, 2000
              -    250,000 shares reserved for issuance
              -    215,000 granted
              -    168,500 exercised
              -    37,000 cancelled
              -    9,500 outstanding, 4,500 to six employees exercisable at
                   $1.50 per share through November 9, 2000, and 5,000 to a director exercisable at $2.25 per share through June 9, 2003
         o non-affiliates, employees free to immediately sell their common stock upon exercise of options
         o affiliates may sell their shares of common stock upon exercise of options under Rule 144 of the Securities Act.

1999 Dialysis Corporation of America Stock Option Plan ("1999 Dialysis Plan")

         o    expires April 20, 2009
         o same terms as 1995 Dialysis Plan (see above) o 1999 Dialysis Plan history to April 10, 2000
         -         800,000 shares reserved for issuance
         -         800,000 shares granted in 1999
         -         exercisable at $1.25 per share
         - 435,000 non-qualified options of which 340,000 options expire on April 20, 2000 and 95,000 options expire April 20, 2004
         -         365,000 incentive options expiring April 20, 2004
         -         none exercised or cancelled

         The exercise price and any repricing of options has always been 100% of the fair market value of the common stock on the date of grant or repricing.

         No Medicore options were granted to any officers or directors of Medicore, Techdyne or Dialysis in 1999. Dialysis granted incentive stock options under its 1999 Dialysis Plan, and the only named executive officer of the Company to receive such Dialysis options was Thomas K. Langbein. Mr. Langbein received an option for 260,000 Dialysis shares (representing 32.5% of the Dialysis options granted in 1999) exercisable at $1.25 per share through April 20, 2004 at potential realizable value at assumed annual rates at stock price appreciation for the option term of 5% (approximately $402,000) and 10% (approximately $507,000).

                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                  AND FY-END OPTION/SAR VALUES

(a)                              (b)           (c)                  (d)                 (e)
                                                                Number of
                                                                Securities           Value of
                                                                Underlying         Unexercised
                                                               Unexercised        In-the-Money
                                                               Options/SARs        Options/SARs
                              Shares                           at FY-End (#)      at FY-End($)
                             Acquired on     Value             Exercisable/       Exercisable/
Name                         Exercise(#)  -Realized($)         Unexercisable      Unexercisable
----                         -----------  ------------         -------------      -------------
CEO
Thomas K. Langbein
    Medicore Options             -0-           -0-             250,000 (exer)       (exer) (1)
    Techdyne Options             -0-           -0-             140,000 (exer)(2)   28,800 (exer)(3)
    Dialysis Options             -0-           -0-                  -0-                -0-

Barry Pardon(4)
    Medicore Options             -0-           -0-              75,000 (exer)       (exer) (1)
    Techdyne Options             -0-           -0-             140,000 (exer)(2)   28,800 (exer)(3)
    Dialysis Options             -0-           -0-                  -0-                -0-

Joseph Verga(5)
    Medicore Options             -0-           -0-              30,000 (exer)       (exer) (1)
    Techdyne Options             -0-           -0-              75,000 (exer)(6)       -0-
    Dialysis Options             -0-           -0-                  -0-            18,000  (7)

----------

(1) The options were out-of-the-money, the exercise price being $2.38 per share, and the closing price of the common stock on December 31, 1999, as reported by the Nasdaq was $2.06. "In-the-money" options are options for which the exercise price is less than the market price of the underlying common stock on a particular date.

(2) 40,000 options exercisable at $1.75 under the 1995 Techdyne Plan and 100,000 options exercisable at $3.25 pursuant to the 1997 Techdyne Plan. The 40,000 options were exercised on February 25, 2000 with cash for the par value ($400) and the balance with a recourse three-year promissory note. See "1995 Techdyne Options" above.

(3) The value of the in-the-money options, which included only the 40,000 1995 Techdyne Options (the 1997 Techdyne Options were out-of-the-money since the exercise price is higher than the year-end market value), was determined by the difference between the exercise price and the closing price of the common stock as reported by Nasdaq on December 31, 1999, which was $2.47.

(4)      President and director of Techdyne.

(5)      Senior Vice President, Treasurer and director of Techdyne.

(6) 25,000 options exercisable at $1.75 per share under the 1995 Techdyne Plan, and 50,000 options exercisable at $3.25 per share pursuant to the 1997 Techdyne Plan. The 25,000 options were exercised on February 25, 2000 with cash for the par value ($250) and the balance with a recourse three-year promissory note. See "1995 Techdyne Options" above.

(7) See note (3) except Mr. Verga's in-the-money options included only the 25,000 1995 Techdyne Options.


                       BOARD EXECUTIVE COMPENSATION REPORT

         We have no executive compensation committee. Compensation of our executive officers is considered by the entire board of directors. Only Thomas
K. Langbein, our Chairman of the Board, Chief Executive Officer and President, has an employment agreement with the Company. Our philosophy is to align compensation of management with the long-term interests of shareholders. Executive compensation is structured to motivate management to create and sustain shareholder value. The board attempts to accomplish this goal by:


              (i) aligning the interests of management and shareholders through stock ownership; and
              (ii) seeking continued growth and performance of Medicore by attracting, retaining and motivating talented executives and employees through competitive compensation.


WHAT IS THE STRUCTURE OF EXECUTIVE COMPENSATION?


         The elements of executive compensation include:

              o    base pay
              o    long-term incentives
              o special awards in recognition of extraordinary efforts and achievements

HOW IS BASE PAY DETERMINED?

         Base pay is determined by individual performance and position with and responsibilities to the Company. We also try to be competitive with salaries of companies engaged in similar segments of our operations in an attempt to be able to maintain quality executives. Base salaries for management are below major competitors, which are much larger than the Company, but are within the range of similarly positioned electronic, electro-mechanical manufacturers and outpatient dialysis service providers.


BASE SALARY FOR CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT

         Thomas K. Langbein is most responsible for the Company's performance. He has been the motivating force behind the Company's strengthened sales growth, expense control, profit margins, structuring and implementing efficiency programs, asset management, inventory control, and strategic business planning. In evaluating the performance and setting Mr. Langbein's compensation, the board took into account his successful efforts in directing the Company's operations, seeking new sources of capital for the Company and its subsidiaries' operations, aggressively pursuing new areas of growth in the electronics, electro-mechanical and dialysis industries, presenting and instituting the Company's recent new division to invest in and incubate new technology companies, and motivating key executive management toward greater overall efficiencies in labor, cost control, increased sales and new business. Mr. Langbein does not participate in decisions affecting his compensation.


WHAT ARE LONG-TERM INCENTIVES?

         Long-term incentive awards for executives usually take the form of granting stock options under our or our subsidiaries' option plans or granting restricted stock awards, meaning shares which cannot be publicly sold for a certain period of time, usually from one to two years. We believe the granting of stock options or restricted shares helps align the interests of the Company's executives with our shareholders. This is premised on the basic principle that the executives will receive value only if the market value of our common stock increases over time. Market price will only increase if management strives to improve the Company's operations, sales and profitability. To increase the importance of creating shareholder value over the shorter term, we normally limit the time of stock options to five years. Our revenues have continued to grow over the last several years although we have experienced declining net income, and in 1999 had a net loss. Our stock prices have remained relatively consistent over the last two years in the range of $1.00 to $1.88, with a high of $2.50 in the fourth quarter of 1999. See Item 5, "Market for the Registrant's Common Equity and Related Stockholder Matters," Item 6, "Selected Financial Data," and Item 7, "Management's Discussion and Analysis of Financial Conditions and Results of Operations" of the Company's Annual Report on Form 10-K for the year ended December 31, 1999 accompanying this Proxy Statement.


SPECIAL AWARDS

         Special awards may be granted from time to time in recognition of extraordinary efforts and achievements. Such may arise based upon an executive's extraordinary efforts in accomplishing expansion, acquisitions, realizing substantial marketing results, increasing market share and similar events. These situations and extent of awards are evaluated on a case by case basis.

                       SUBMITTED BY THE BOARD OF DIRECTORS

                   Thomas K. Langbein          Seymour Friend
                   Anthony C. D'Amore          Peter D. Fischbein
                   Robert P. Magrann


                                PERFORMANCE GRAPH

         The following graph shows a five-year comparison of cumulative total shareholder returns for the Company, the Nasdaq Market Index and the Electronics Industry Index from December 31, 1994 through December 31, 1999. The cumulative total shareholder returns on the Company's common stock was measured by dividing the difference between the Company's share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total shareholder return assumes $100 invested at the beginning of the period in the Company's common stock, in the Nasdaq Market Index and the Electronics Industry Index. We did not pay dividends on our common stock during the measurement period and the calculations of cumulative total shareholders return on the common stock did not include dividends.


 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS AMONG MEDICORE, NASDAQ MARKET
                      INDEX AND ELECTRONICS INDUSTRY INDEX

Measurement Period
--------------------                                               Electronic
(Fiscal Year Covered)     Medicore, Inc.      Nasdaq Index       Industry Index
Measurement Pt-12/31/93   --------------      ------------       --------------
                            $ 100.00            $ 100.00            $ 100.00

FYE 12/31/95                  194.87              129.71              154.49
FYE 12/31/96                  102.56              161.81              234.21
FYE 12/31/97                   92.31              197.16              249.21
FYE 12/31/98                   51.28              278.08              364.78
FYE 12/31/99                   84.62              490.46              772.08


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain of the officers and directors of the Company are officers and/or directors of Techdyne and DCA, including Thomas K. Langbein, who holds the position of Chairman of the Board of Directors, President and Chief Executive Officer of the Company, Chairman of the Board of Directors and Chief Executive Officer of Techdyne and Dialysis Corporation of America, as well as officer and/or director of those companies' subsidiaries. Mr. Langbein is also the President, sole shareholder and director of Todd, a securities broker-dealer. Daniel R. Ouzts is Vice President of Finance, Controller and Treasurer of the Company and Dialysis and is Vice President of Finance and Controller of Techdyne. Peter D. Fischbein and Anthony C. D'Amore are each directors of the Company and Techdyne. See "Proposal No. 1. Election of Directors (item 1 on Proxy Card)." Mr. Langbein owns 17.2% of our Company (includes an option for 250,000 shares), 6.5% of Dialysis (includes an option for 260,000 Dialysis shares) and 2.7% of Techdyne (includes an option for 100,000 Techdyne shares). Messrs. Ouzts, Fischbein and D'Amore own interests in our Company of 1.2%, 3.0% and 4.7%, respectively, and less than 1% of Dialysis and Techdyne. See "Beneficial Ownership of the Company's Securities." Lawrence E. Jaffe is Secretary and corporate counsel to the Company, Dialysis and Techdyne. He has a 2.5% interest in our Company (includes an option for 75,000 shares), a 4.2% interest in Dialysis (includes an option for 160,000 Dialysis shares) and less than a 1% interest in Techdyne. Mr. Jaffe receives a substantial portion of his professional fees from our Company, Dialysis and Techdyne, which for 1999 were $86,000, $132,000 and $45,000, respectively

         In addition, certain of the executive and accounting personnel and administrative facilities of the Company and its subsidiaries, including Techdyne and Dialysis Corporation of America, are common. The costs of execu-tive and accounting salaries and other shared corporate overhead for these companies are charged first on the basis of direct usage when identifiable, with the remainder allocated on the basis of time spent, either through a corporate overhead allocation or in the case of Techdyne, through a Service Agreement. Since the shared expenses are allocated on a cost basis, there is no intercompany profit involved. Utilization of personnel and administrative facilities in this manner enables the Company to share the cost of qualified individuals with its subsidiaries rather than duplicating the cost for various entities. The amount of expenses charged by the Company to Techdyne for each of the three years ended December 31, 1999 were approximately $408,000, and for Dialysis Corporation of America were approximately $200,000 for the year ended December 31, 1999 and $240,000 for each of the years ended December 31, 1998 and 1997. These were included in the intercompany advance accounts with Techdyne and Dialysis. There was an intercompany indebtedness due from us to Dialysis of approximately $105,000 at December 31, 1999. It is our opinion these services are on terms as favorable as obtainable from unaffiliated parties.

         Dialysis Corporation of America recently instituted a Year 2000 compliant accounting package which provides it with systems of bookkeeping, accounting and financial records. These programs have enabled Dialysis to substantially reduce its dependence on our personnel and facilities. This new system cost Dialysis approximately $40,000.

         Dialysis Services of Pennsylvania, Inc. - Lemoyne, a wholly-owned subsidiary of Dialysis Corporation of America, leases its dialysis center from Dialysis Corporation of America under a five year net lease expiring December 22, 2003 at $43,088 per annum, plus applicable taxes, separately metered utilities, insurance and additional rent of $5,386 per year covering common area maintenance expenses, with two renewals of five years each at escalating base rent for each renewal period. We are of the opinion that the rental is on terms as favorable as can be obtained from unaffiliated parties.

         In January, 2000, we established a new division with the purpose of investing in and incubating new technology companies, primarily involved with Internet technology. Our first investment was in Linux Global Partners, a private holding company which invests in Linux-related software companies. We initially acquired a 6% ownership interest, increased to 8% in March, 2000, in Linux Global Partners for $120, and loaned that company $2,000,000 for one year to January 26, 2001 at an interest rate of 10% per annum. Our security for the loan is the ownership interest, shared on a pro rata basis with other lenders to Linux Global Partners, in the companies in which Linux Global Partners invested, which are speculative, developing companies. We borrowed these funds from Dialysis Corporation of America, our 65% owned public subsidiary, under a one-year promissory note with interest at 10% per annum. Thomas K. Langbein, our Chairman of the Board, Chief Executive Officer and President, and holding such executive positions with our subsidiaries, was appointed as a director of Linux Global Partners. For further information about Linux Global Partners and their investments, see Item 1, "Business - New Linux Division" of our Annual Report on Form 10-K for the year ended December 31, 1999 accompanying this Proxy Statement.

         Linux Global Partners has a joint venture with MainStreet IPO.com Inc. in Linux IPO.com, an Internet website company to provide the facility to enable those Linux companies in which Linux Global Partners has invested to effect direct public offerings of their securities under the Dutch Auction process at such time any of those companies may wish to publicly offer and sell their securities. A Dutch Auction is a process that allows potential investors to bid for the issuer's securities in amounts and at prices the investor determines he or she wishes to purchase the securities.
MainStreet developed the website and software programs.

         MainStreet, in October, 1999, entered into a Merger Agreement with our subsidiary, Dialysis Corporation of America, at which time Dialysis entered into an Asset Purchase Agreement with a wholly-owned subsidiary of ours. MainStreet has not initiated operations. These two proposed transactions, Dialysis' sale of its operations to us and its merger with MainStreet, are subject to Dialysis' minority shareholder approval to be solicited through a proxy statement/prospectus, a document filed in February, 2000, in preliminary form with the Securities and Exchange Commission as part of MainStreet's registration statement. No solicitation of Dialysis shareholders can be initiated until MainStreet and Dialysis satisfy all comments of the Commission and the Commission declares the MainStreet registration effective. The staff of the Commission has provided extensive comments, and MainStreet is currently in discussions with the staff relating to certain regulatory issues concerning its proposed operations including the issue as to it being subject to broker-dealer registration. There is no assurance these proposed transactions will be completed.

         MainStreet has developed a website that provides issuers the ability to effect direct public offerings on a self-underwritten basis or with an underwriter through a Dutch Auction. Assuming the proposed Dialysis sale of operations to us and the proposed merger with MainStreet is submitted to Dialysis minority shareholders for approval and is so approved, for which there is no assurance, the result will be that we will own and operate the dialysis business 100% as compared to our present 65% ownership of Dialysis (certain subsidiaries have minority owners), and Dialysis shareholders will become MainStreet shareholders. Based upon the relationship between and our owner-ship of Dialysis Corporation of America, the commonality of certain officers and directors, our proposed acquisition of all the dialysis operations and assumption of the Dialysis liabilities, we are not going to vote our 65% ownership of Dialysis, nor will our affiliates or Dialysis affiliates vote their Dialysis ownership (1.6%, or 13.8% if all their options and warrants are exercised), leaving the determination of the proposals solely to the minority Dialysis public shareholders.

         In connection with the proposed transactions between our Company and Dialysis Corporation of America, and Dialysis and MainStreet, an agreement was entered into among Todd, a broker-dealer registered with the Commission and a member of the NASD owned by Thomas K. Langbein, and MainStreet and two of its executive officers, one of whom is also the Chairman of the Board and CEO of MainStreet. Mr. Langbein is executive officer, director and shareholder of our Company, Techdyne and Dialysis. The agreement provides for the two MainStreet principals to recommend Todd to its prospective corporate clients who may wish to use the services of an underwriter, or as a selling group member for their clients' proposed public offerings. Todd made its broker-dealer license available to MainStreet, if necessary. Pursuant to that agreement, Mr. Langbein received 660,000 shares, approximately 8%, of MainStreet, with an additional 240,000 MainStreet shares issued to Mr. Langbein's two brothers, both of whom work for us, and to his two adult children.

         Affiliates (11 persons) of our Company and Dialysis Corporation of America, of which two are common to each of our Company and Dialysis, own options to acquire an aggregate of 680,000 Dialysis shares, mostly exercisable at $1.25 per share, with 5,000 options exercisable at $2.25 per share for periods ranging from April 20, 2000 to April 20, 2004. Pursuant to the terms of the options and/or option plans, these options may be exercised partly in cash and the balance with non-recourse promissory notes secured by the common stock obtainable upon exercise of the options. These options, if exercised prior to the proposed merger, will provide the affiliates with additional shares of Dialysis common stock at prices currently below the market, which shares will ultimately become rights to obtain the MainStreet shares of common stock, assuming the merger is approved and completed. If these Dialysis options are exercised after the proposed merger is completed, of which there is no assurance, they will be exercisable directly into MainStreet shares on the same terms as currently govern the Dialysis options. It has been the experience, both with us and Dialysis, that promissory notes issued for the exercise of options have been forgiven based on past services or as an incentive award. All of these affiliates have their Dialysis common stock included in the preliminary proxy statement/prospectus for resale from time to time in the open market or in negotiated transactions.

         In 1990 we acquired land, two buildings and a parking lot in Hialeah, Florida from Techdyne. We are leasing to Techdyne the two buildings and the parking lot under a net lease expiring March 31, 2001 at $150,000 per year plus applicable taxes. We believe that the rentals are on terms as favorable as obtainable from unaffiliated parties.

         We had been advancing funds at no interest to finance Techdyne's business since our acquisition of Techdyne in November, 1982. After several repayments to us over the years Techdyne issued to us an unsecured demand promissory note convertible into Techdyne common stock at a rate of $1.75 per share. The annual interest rate on the note was 5.7%. We converted $350,000 of Techdyne's promissory note into 200,000 shares of Techdyne's common stock in 1996, $875,000 of the note into 500,000 shares of Techdyne's common stock in 1997, and on September 30, 1999, we converted the balance of the note, with interest, which amounted to $2,531,941, into 1,446,823 shares, resulting in our ownership interest in Techdyne of 4,674,620 shares of common stock (70.8% of the outstanding shares).

         Techdyne had a credit facility and three commercial loans with NationsBank in Florida. The $1,600,000 line of credit was secured by all of Techdyne's assets, with interest at the bank's prime rate, 8.5% as of December 31, 1999, with a maturity date of May 1, 2000, and an outstanding balance of $1,600,000 at December 31, 1999. The other commercial loans were term loans aggregating $2,412,500. We had unconditionally guaranteed the payment of these credit facilities. Techdyne replaced these financings, which had an aggregate remaining principal balance at the time of refinancing of approximately $3,115,000, with two credit facilities aggregating $5,500,000 with a bank in Ohio which also finances Lytton Incorporated, Techdyne's wholly-owned subsidiary. We no longer are guaranteeing Techdyne's financings. Certain of the negative covenants in Techdyne's financing prohibits its payment of loans to affiliates, which includes our Company, without approval of the bank.

         Techdyne manufactured lancets for us in 1998 which sales amounted to $172,000 for that year. Our Medical Products Division took over the lancet production in the first quarter of 1999, with sales from Techdyne amounting to approximately $23,000 in 1999.

         Anthony C. D'Amore, a director of our Company and Techdyne, acts as an insurance consultant and receives nominal commissions from the property, casualty, worker's compensation and general liability insurance coverages for our Company, Techdyne and Dialysis Corporation of America. The Company, Techdyne and Dialysis obtain group health insurance coverage and personal life insurance policies for several executive and key employees through George Langbein, brother of Thomas K. Langbein and an employee of our Company's Medical Products Division. This insurance includes $100,000 term life insurance each covering and owned by Barry Pardon, President and director of Techdyne, Joseph Verga, Senior Vice President, Treasurer and director of Techdyne (each purchased and paid for by Techdyne), Daniel R. Ouzts, Vice President of Finance and Controller of the Company, Dialysis Corpora-tion of America and Techdyne, and Bonnie Kaplan, a key employee of the Company (both purchased and paid for by the Company). Medicore also pays for $1,600,000 of life insurance owned by Thomas K. Langbein. See "Executive Compensation." Premiums on these insurance coverages totaled approximately $761,000 during 1999 of which approximately $467,000 was for Techdyne and approximately $118,000 was for Dialysis Corporation of America. We are of the opinion that the cost and coverage of the insurance are as favorable as can be obtained from unaffiliated parties.

         We established Viragen, Inc. in 1980 as a research and development bio-medical company, primarily for production and use of human leukocyte interferon. In 1986, we spun-off Viragen and entered into certain agreements with our former subsidiary, the singular existing agreement being a royalty agreement expiring in November, 2001, pursuant to which Viragen is to pay a schedule of royalty payments with respect to Viragen's interferon and related product sales with a maximum cap of $2,400,000. As of December 31, 1999, Viragen has paid approximately $64,000 of royalties to the Company, with no royalty income earned under the agreement in 1999, 1998 or 1997. Certain of Viragen's indebtedness to us was paid with Viragen common stock, with the Company having sold its 259,000 remaining shares of Viragen in 1999. We lease 2,800 square feet of office space from Viragen for $22,000 per annum under a five year renewed lease through December 31, 2002.

         The only remaining common director of our Company and Viragen is Peter
D. Fischbein, also a director of Techdyne. See "Information About Directors and Executive Officers."


                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

         The following table sets forth as of April 10, 2000, the names and beneficial ownership of the equity securities of the Company and its subsidiaries for directors, individually itemized, and for directors and officers as a group, without naming them, and for each of the named executive officers disclosed in the Summary Compensation Table (see "Executive Compensation"), and for shareholders known to us to beneficially own more than 5% of our voting securities.


                          Medicore              Techdyne              Dialysis
                          Common                 Common                Common
Name                      Stock(1)     %(2)     Stock(3)      %(4)     Stock(5)        %(6)
----                      --------     ----     --------      ----     --------        ----
Medicore, Inc.                  --      --     4,674,620      70.8%     2,410,622      65.4%

Thomas K. Langbein       1,023,014    17.2%    4,854,620(3)   72.3%     2,670,622(5)    6.2%

Seymour Friend             432,705     7.5%       31,333        *          23,000        *

Peter D. Fischbein         176,229     3.0%       55,000       1.0%        20,000        *

Anthony C. D'Amore(7)      273,890     4.7%       40,000        *          23,000        *

Robert P. Magrann(7)        44,000      *             --        --         22,000        *

Barry Pardon(8)            136,950     2.4%      186,533       2.8%            --        --

Bart Pelstring(9)           85,000     1.5%        1,240        *          95,000       2.5%

All directors and        2,020,888    32.3%      331,333       4.9%       380,500       9.4%
executive officers
as a group (6 persons)

---------------

*    less than 1%.

(1) Includes the following shares that may be acquired upon exercise of options as of April 10, 2000 or within 60 days after that date:

              Shares obtainable upon exercise of options under the 1989 Stock Option Plan: Messrs. Langbein 250,000; Friend 75,000; Fischbein 75,000; D'Amore 75,000; Magrann 35,000; Pardon 75,000 and
              Pelstring 30,000.

              Includes: Fischbein 100,000 shares held in trust for his son, Mr. Fischbein's wife is trustee (to which shares Mr. Fischbein disclaims beneficial interest); Pardon 8,400 shares owned by his wife.

              Does not include: Messrs. Langbein 15,700 shares held by his two children of majority age, and 400,000 shares in his employment agreement issuable under certain conditions (see "Executive Compensation"); Fischbein 196,382 shares owned by his wife (financially independent with separate bank and brokerage accounts and to which shares Mr. Fischbein disclaims beneficial interest).

(2) Based on 5,710,540 shares outstanding exclusive of (i) 838,000 shares of common stock underlying options granted in 1995 and 1998 under the Company's 1989 Stock Option Plan; (ii) 5,000 shares of common stock underlying options granted in 1998 to a former investor relations firm;
         (iii) 400,000 shares of common stock available for issuance under certain conditions of Thomas K. Langbein's employment agreement (see "Executive Compensation"); (iv) 98,000 shares of common stock reserved for issuance under a key employee stock plan; and (v) 475,000 shares of common stock underlying options granted in February, 2000, under our 2000 Stock Option Plan, which is subject to our shareholders' approval. See "Proposals: 2. Adoption of Medicore, Inc. 2000 Stock Option Plan (item 2 on Proxy Card)."

(3) Officers and directors of the Company, including those directors of the Company and Techdyne who may be officers and/or directors and shareholders of each company, disclaim any indirect beneficial ownership of Techdyne common shares through the Company's 70.8% ownership of Techdyne. Thomas K. Langbein, by virtue of his position with the Company and Techdyne and stock ownership of the Company, may deem Mr. Langbein to have beneficial ownership of such shares through shared voting and investment power with respect to the Company's ownership of Techdyne, has included (i) 100,000 shares under Techdyne 1997 options; and (ii) 4,674,620 shares owned by the Company (70.8%). Mr. Langbein disclaims such entire beneficial ownership, but for his proportionate interest, approximately 804,000 Techdyne shares (12.2%) without including the Company's ownership of Techdyne (including an option for 100,000 Techdyne shares).

         Includes for all of our executive officers and directors the following shares that may be acquired upon exercise of Techdyne's 1997 stock options (see Note (4)) as of April 10, 2000 or within 60 days of that date: Messrs. Langbein 100,000 options; Friend 5,000 options; Fischbein 15,000 options; D'Amore 15,000 options (includes 15,000 shares held in a retirement plan); and Pardon 100,000 options (includes 5,533 shares held in his wife's name).

(4) Based on 6,596,990 Techdyne shares outstanding exclusive of (i) outstanding options granted in 1997 for an aggregate of 410,000 shares of Techdyne common stock; (ii) the underwriter's option for 200,000 shares of Techdyne common stock exercisable through September 12, 2000;
         (iii) common stock issuable under an option to a former investor relations firm for 6,250 shares exercisable through May 14, 2001; and
         (iv) an option granted in 1999 to Joseph Dillon &
         Company, Inc. for 100,000 shares exercisable through September 15, 2000. See "Certain Relationships and Related Transactions."

(5) The Company owns 2,410,622 shares (64.9%) of the common stock of Dialysis Corporation of America. Officers and directors of the Company, including those officers and directors of the Company and Dialysis Corporation of America who may be officers and/or directors and shareholders of each company, disclaim any indirect beneficial ownership of Dialysis common stock through the Company's 64.9% ownership of Dialysis. Thomas K. Langbein, by virtue of his position with the Company and Dialysis and his stock ownership of the Company, may deem Mr. Langbein to have beneficial ownership of such shares through shared voting and investment power with respect to the Company's ownership of Dialysis, has included (i) 260,000 shares under Dialysis 1999 options; and (ii) 2,410,622 shares owned by the Company. Mr. Langbein disclaims such entire beneficial ownership, but for his proportionate interest, approximately 415,000 Dialysis shares (11.3%). Without including the Company's ownership of Dialysis Corporation of America, Mr. Langbein owns an option for 260,000 Dialysis shares (6.6%).

         Includes the following shares that may be acquired upon exercise of 1999 options or Warrants (see Note (6)) as of April 10, 2000 or within 60 days after that date:

              T. Langbein (260,000 options); S. Friend (20,000 options and 2,000 Warrants); P. Fischbein (20,000 options); A. D'Amore (20,000 options and 2,000 Warrants); and R. Magrann (20,000 options and 2,000 Warrants).

(6) Based on 3,712,944 Dialysis Corporation of America shares outstanding exclusive of (i) common stock exercisable under 2,133,400 public Warrants exercisable at $4.50 per share through June 30, 2000; (ii) the underwriter's option for 300,000 shares of common stock exercisable through April 16, 2001; and (iii) outstanding options for 809,500 shares of Dialysis common stock for periods from October 9, 2000 to April 20, 2004.

(7)      Class 2 director; see "Proposals."

(8) President and director of Techdyne; not an executive officer or director of the Company, but deemed a significant person based on Techdyne's financial importance relating to the Company. Not included in totals.

(9) Director of Dialysis Corporation of America; resigned as its President March 1, 2000; not an executive officer or director of the Company. Not included in totals.


DID DIRECTORS, EXECUTIVE OFFICERS AND 10% SHAREHOLDERS COMPLY WITH SECTION 16(A) OWNERSHIP REPORTING IN 1998?

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% shareholders to file reports with the Securities and Exchange Commission, the Nasdaq Stock Market and the Company, indicating their ownership of common stock of the Company and any changes in their beneficial ownership of their common stock ownership interests. The rules of the Securities and Exchange Commission require that the Company disclose failed or late filings of reports of Company stock ownership by its directors and executive officers. To the best of the Company's knowledge, all beneficial ownership reports by these reporting persons were filed on a timely basis.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO THE SECRETARY OF THE COMPANY, LAWRENCE E. JAFFE, 777 TERRACE AVENUE, HASBROUCK HEIGHTS, NEW JERSEY 07604, A COPY OF THE FINANCIAL SCHEDULES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 (COPIES OF WHICH ANNUAL REPORT ARE INCLUDED WITH THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT) WILL BE PROVIDED WITHOUT CHARGE.

                                                                APPENDIX A

                        2000 STOCK OPTION PLAN

                                 OF

                            MEDICORE, INC.

                             -----------

     1. Purpose.  MEDICORE, INC., a Florida corporation, (the "Company")
        -------
hereby establishes the 2000 Stock Option Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company and its subsidiaries ("Affiliates") shall be able to attract, retain and reward competent officers, directors, consultants, key employees (including officers and directors who are employees), attorneys, advisors and others ("Participants"), and provide such persons with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped and will help to produce. The Plan and granting of options shall encourage those persons to have a proprietary interest in the Company and to provide their continued efforts.

     This Plan authorizes the "Committee" or the "Board" to grant "Incentive Options" to "Key Employees" and to grant "Non-Qualified Options" to "Key Employees" and to "Key Individuals" selected by the Committee or the Board while considering such criteria as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, interests of the Company and other matters.

     2.   Definitions.
          -----------

     2.1 The following terms, whenever used in this Plan, shall have the meanings set forth below.

          (a) "Affiliate" means any corporation, a majority of the voting stock of which is directly or indirectly owned by the Company, or any corporation which owns a majority of the voting stock of the Company.

          (b) "Affiliation" or "Affiliated" means any person who has a relationship with or is otherwise then affiliated with the Company as a Participant; the absence or cessation of the designation as Participant shall mean that such person no longer has an Affiliation or is Affiliated with the Company or an Affiliate.

          (c) "Award" means a grant made under this Plan in the form of Incentive Options or Non-Qualified Options.

          (d) "Board" means the Board of Directors of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended.

          (f) "Committee" means a committee appointed by the Board.

          (g) "Company" means Medicore, Inc. and its Affiliates unless the context otherwise indicates.

          (h) "Exercise Price" shall mean the price per Share of Stock at which an Option may be exercised.

          (i) "Fair Market Value" of a Share as of a specified date shall mean the closing price of a Share on the Nasdaq SmallCap Market or the principal securities exchange on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day; or if the Shares are not traded on the Nasdaq SmallCap Market or a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee or the Board, taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length. In no case shall Fair Market Value be less than the par value of the Stock.

          (j) "Incentive Options" means "incentive stock options" as that term is defined in the Code Section 422, Section 422A, or the successor to either of them.

          (k) "Key Employee" means any person designated by the Committee who is employed by the Company and whose continued employment is considered to be in the best interests of the Company.

          (l) "Key Individual" means any person, other than an employee of the Company, who is committed to the interests of the Company or its Affiliates.

          (m) "Non-Qualified Options" mean Options that are not meant to qualify as "incentive stock options" under Code Section 422, Section 422A, or the successor of either of them.

          (n) "Option" means a right to purchase Stock granted pursuant to the terms and conditions of a Stock Option Agreement or Stock Option Certificate.

          (o) "Option Shares" means the shares of Stock underlying an Option granted pursuant to the Plan.

          (p) "Participant" means a person designated by the Board or the Committee to receive an Award under the Plan who has a relationship with or is otherwise then Affiliated with the Company as either an officer or director, including Key Employees and Key Individuals.

          (q) "Plan" means this 2000 Medicore, Inc. Stock Option Plan, as amended from time to time.

          (r) "Share" means a share of Stock adjusted in accordance with
Section 14 of the Plan (if applicable).

          (s) "Stock" means the common stock, $.01 par value per share, of the Company.

          (t) "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who may acquire the right to exercise an Option or to receive Shares issuable in satisfaction of an Award, by bequest or inheritance.

          (u) "Term" means the period during which an Option may be exercised.

     2.2 Gender and Number.  Except when otherwise indicated by context,
         -----------------
reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

     3. Administration.  The Plan shall be administered by the Board;
        --------------
provided, to the extent the Board deems it advisable or the law requires the same, the Board may appoint a Committee consisting of not less than three (3) members to administer the Plan. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. Hereinafter all references in this Plan to the Board with respect to the administration of the Plan shall mean the Committee upon the formation of such Committee. Subject to the provisions of the Plan, the Board shall determine the individuals to whom and the time or times at which Options shall be granted, the number of Shares to be subject to each Option, and the Term of any such Option, whether such options shall be "Incentive Options" or "Non-Qualified Options", and shall determine other terms and provisions of the respective Options, which may or may not be identical, including but not limited to restrictions that may be imposed on the Options and Shares and the nature of such restrictions. The Board shall also interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Board shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. A majority of members of the Board shall constitute a quorum, and all determinations of the Board shall be made by a majority of its members. Any determination of the Board under the Plan may be made, after the consultation of the entire Board, without notice or meeting of the Board, by a writing signed by a majority of the Board.

     The Board may authorize the modification, extension or renewal of any Option outstanding under the Plan, or accept the exchange of outstanding Options (to the extent not theretofore exercised) for the granting of new Options in substitution therefor, when, and subject to such conditions, as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan, provided notwithstanding the foregoing, no such modifications of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

     No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     4. Shares Available Under the Plan.  The number of Shares available for
        -------------------------------
distribution under this Plan shall not exceed 500,000 Shares (subject to adjustment in accordance with Section 14 hereof). These Shares may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met or the Options granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased Shares subject to such Option may again be used for an Award under the Plan.

     5. Participation.  Participation in the Plan shall be limited to
        -------------
Participants of the Company selected by the Board. Participation is entirely at the discretion of the Board, and is not automatically continued after an initial period of Participation or Affiliation.

     Incentive Options may be granted only to Key Employees. Non-Qualified Options may be granted to both Key Employees and Key Individuals. Key Employees and Key Individuals may hold more than one Option under the Plan and may hold Options under the Plan as well as options granted pursuant to other plans or otherwise.

     6. Stock Options.
        -------------

     6.1 Agreements.  An Award of an Option shall be evidenced by a Stock
         ----------
Option Certificate in such form and not inconsistent with the Plan as the Board shall approve from time to time, which shall include the following terms and conditions:

          (a) Type of Option; Number of Shares.  A statement identifying the
              --------------------------------
Option represented thereby as an Incentive Option or a Non-Qualified Stock Option and the number of Shares to which the Option applies and shall provide for adjustment in accordance with the provisions of Section 14 hereof.

          (b) Option Price.  A statement of the Exercise Price for the Stock
              ------------
subject to the Option.

          (c) Exercise Term.  A statement of the Term of each Option granted
              -------------
as established by the Board, subject to earlier termination as provided in Sections 6.2 and 6.3 of the Plan, and provided that no Option shall be exercisable after five years from the date of grant.

          (d) Payment for Shares.  A statement that the Exercise Price shall
              ------------------
be payable at the time of exercise, either (a) in United States dollars in cash or by check, or (b) at the discretion of the Board, through delivery of Shares having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Board, by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at not less than 100% of the lowest applicable Federal rate, as defined in Section 1274 (d) of the Code, or (d) at the discretion of the Board and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Optionee's direction at the time of exercise, or (e) at the discretion of the Board, by any combination of (a), (b), (c) and (d) above.

          (e) Nontransferability. Each Stock Option Certificate shall state that the Option is not transferable other than by will or the laws of descent and distribution or a Change in Control of the Company as provided in Section 8 hereof, and during the lifetime of the Participant is exercisable only by him or by his guardian or legal representative; or to the extent approved by the Board, pursuant to a qualified domestic relations order as defined by the Code, or the rules thereunder. No Option granted hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process.

          (f) Rights as a Shareholder.  An Optionee shall have no rights as
              -----------------------
a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 14.

     6.2 Termination of Affiliation Due to Death, Disability, or Retirement.
         ------------------------------------------------------------------
If a Participant ceases Affiliation with the Company or an Affiliate by reason of his death, permanent disability or retirement at or after age 65 all Options outstanding shall remain exercisable for a period of nine (9) months from such death, disability or retirement, but not beyond the expiration date of said Options. If the termination of Affiliation is due to retirement, then any vesting period as provided in the Stock Option Certificate, if not then completed, shall continue during such nine (9) month period commencing from the retirement date. If termination of Affiliation is due to death or permanent disability of the Participant, all such Participant's Options shall become fully exercisable. For this purpose, Affiliation will be treated as continuing intact while the Participant is on sick leave or other bona fide leave of absence, to be determined in the sole discretion of the Board.

     6.3 Termination of Affiliation for Reasons Other Than Death, Disability
         -------------------------------------------------------------------
or Retirement.  Except as otherwise determined by the Board:
-------------

          (a) In the event a Participant ceases Affiliation with the Company voluntarily or involuntarily, except for the involuntary termination for cause, death, retirement or permanent disability, if there is a vesting period, then any Shares not vested to the date of such termination shall be forfeited; and, in any event, the Participant shall have thirty (30) days from such termination to exercise the Option, to the extent of Shares then vested, at the Exercise Price.

          (b) In the event a Participant ceases Affiliation with the Company by involuntary termination for cause, the Option shall immediately be null and void, notwithstanding the extent of Shares then vested.

          "Voluntary termination" means cessation of Affiliation with the Company based upon free choice or free will for whatever reason. Free choice and free will remain free choice and free will and shall not be affected or deemed involuntary due to the nature of working conditions, salary, personal relationships, the outlook for the Company or its business or similar reasons. "Involuntary termination for cause" includes (i) conviction of a felony, (ii) willful failure to carry out the policies and directives of management and/or the Board of Directors, (iii) breach of any agreement, representation or covenant with the Company, (iv) engaging, alone or with others, in felonious or other dishonest acts or practices, or (v) non-performance of the

Optionee's obligations and responsibilities to the Company or not acting in the best interests of the Company.

          (c) If the Option is an Incentive Option, no such Incentive Option or Stock Option Certificate shall:

              (i) permit any Optionee to exercise any Incentive Option more than three (3) months after the date the Optionee ceased to be employed by the Company if the reason for the Optionee's cessation of employment was other than his death or his disability (as such term is defined by Section 105(d) (4) of the Code); or

             (ii) permit any Optionee to exercise any Incentive Option more than nine (9) months after the date the Optionee ceased to be employed by the Company if the reason for the Optionee's cessation of employment was the Optionee's disability (as such term is defined by Section 105(d) (4) of the Code); or

            (iii) permit any person to exercise any Incentive Option more than nine (9) months after the date the Optionee ceased to be employed by the Company if either (A) the reason for the Optionee's cessation of employ-ment was his death or (B) the Optionee died within three (3) months after ceasing to be employed by the Company; or

             (iv) permit the Exercise Price of an Incentive Option, which shall be determined by the Board at the time of grant, to be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, that if a Key Employee to whom an Incentive Option is granted owns more than 10% of the total combined voting power of all classes of shares of the Company at the time of the grant, the Exercise Price per share of Stock shall be determined by the Board but shall not be less than one hundred ten percent (110%) of the Fair Market
Value of a share of Stock on the date the Option is granted. The Exercise Price per share of Stock under each Option granted pursuant to the Plan which is not an Incentive Option shall be determined by the Board at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date the Option is granted, unless the Board shall have approved a lower percentage with respect to such Option. The day on which the Board approves the granting of an Option shall be deemed for all purposes hereunder the date on which the Option is granted.

     6.4 Acceleration of Vesting and Exercise Due to Change in Control or
         ----------------------------------------------------------------
Registration of the Shares.
--------------------------

     If there is any vesting period, then:

     (a) Should the Company file a Form S-8 registration to cover the Options or Shares, for which registration there is no present intent, on the effective date of such registration the Shares shall immediately fully vest and the Options shall become fully exercisable.

     (b) Change in Control, as provided in Section 8 hereof, shall also provide for full exercisability of the Option.

     7. Termination of Affiliation.  Transfers of employment or directorships,
        --------------------------
or as consultant, advisor or attorney between the Company and an Affiliate, or between Affiliates, will not constitute termination of Affiliation for purposes of any Award.

     8. Change in Control.  Upon the occurrence of any Change in Control
        -----------------
through an Acquiring Person, Reorganization or Board Change as set forth herein, all Options granted under the Plan shall be fully exercisable and the Company or surviving entity shall immediately redeem all outstanding Options for cash in an amount equal to the excess of the greater of (i) the price per Share paid in such acquisition by Acquiring Person or in such Reorganization, or (ii) the highest Fair Market Value of the Stock during ten (10) days following a public announcement that an Acquiring Person has acquired the requisite beneficial ownership of the outstanding Stock or ten
(10) days following the commencement of or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the requisite beneficial ownership by an Acquiring Person, or (iii) the Fair Market Value upon a Change in the Board, over the Exercise Price.

     8.1 Acquiring Person.  Any person or group of Affiliated or associated
         ----------------
persons, other than present management, its parent, or Optionees, who have acquired beneficial ownership of twenty-five (25%) percent or more of the outstanding Shares, or who commence, or announce an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of twenty-five (25%) percent or more of such outstanding Shares, and such acquisition is completed.

     8.2 Reorganization. A reorganization shall mean that substantially all of the assets of the Company are acquired by another person or entity other than the existing Board (see Section 8.3) or a reorganization involving the acquisition of the Company by another or its merger or consolidation with another. The Reorganization shall be deemed to have occurred upon consumma-tion or the reorganization transaction.

    8.3 Board Change.  Board Change shall be the date that a majority of the
        ------------
Board shall be persons other than persons (a) for whose election proxies shall have been solicited by the Board, or (b) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly created directorships.

     Within ten (10) days of such Change in Control, the Company, Acquiring Person or successor, as the case may be, shall give written notification to the Participant of such redemption of the Options. The Participant shall have the right to elect to keep the Options by written notification to the Company, Acquiring Person, or successor, as the case may be, within five (5) days of the redemption notification by virtue of any Change in Control. Notwithstanding anything herein to the contrary, the Options shall continue in full force and effect upon such Change in Control if elected to be kept by the Participant even if subsequent to but by virtue of such Change in Control the Participant no longer has an Affiliation. Such Options shall thereafter terminate as otherwise provided in the Plan.

     9. Exercise of Option.  Subject to the provisions of Section 6 to 8,
        ------------------
each Award under the Plan shall be exercisable as follows:

     9.1 Vesting.  The Option shall be either fully exercisable on the date
         -------
of grant or shall become exercisable thereafter in such installments as the Board may specify.

     9.2 Full Vesting of Installments.  Once an installment becomes exer-
         ----------------------------
cisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Board.

     9.3 Partial Exercise.  Each Option may be exercised at any time or
         ----------------
from time to time, in whole or in part, in accordance with its terms, for up to the total number of Shares with respect to which it is then exercisable.

     9.4 Acceleration of Vesting.  The Board shall have the right to
         -----------------------
accelerate the date of exercise of any Award.

     10. Effective Date of the Plan.  The Plan was adopted by the Board on
         --------------------------
February 17, 2000 and if shareholder approval is required and obtained, will be effective as of the Board's adoption date. The Plan shall terminate if shareholder approval is necessary and is not obtained, and if approved, the Plan will expire at the end of the day on February 16, 2005 (except as to Options outstanding on that date).

     11. Right to Terminate Affiliation.  Nothing in the Plan shall confer
         ------------------------------
upon any Participant the right to continue Affiliation with the Company or affect any right which the Company may have to terminate such Affiliation of the Participant.

     12. Withholding Taxes.  The Company shall have the right to deduct from
         -----------------
all payments under this Plan, whether in cash or in Stock, an amount necessary to satisfy any federal, state or local withholding tax requirements.

     13. Amendment, Modification and Termination of the Plan.  The Board may
         ---------------------------------------------------
at any time terminate, suspend, amend or modify the Plan in any respect at any time, except that the Board will not, without authorization of the stockholders of the Company obtained within 12 months before or after the Board adopts a resolution authorizing the effectuation of any change (other than through adjustment for changes in capitalization as provided in Section
14) which will:

     (a) Materially increase the total amount of Stock which may be awarded under the plan.

     (b) Materially decrease the benefits accruing to Participants under the Plan;

     (c) Change the class of Participants eligible to participate in the Plan.

     (d) Extend the duration of the Plan.

      No termination, suspension, amendment or modification of the Plan will adversely affect any right acquired by any Participant or any Successor under an Award granted before the date of termination, suspension, amendment or modification, unless otherwise agreed to by the Participant; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 14 does not adversely affect any right.

     14. Adjustment for Changes in Capitalization.  Upon the occurrence of
         ----------------------------------------
any of the following events, an Optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Stock Option Certificate as per
Section 6.1:

     14.1 Stock Dividends and Stock Splits.  Any change in the number of
          --------------------------------
outstanding Shares occurring through Stock splits, reverse Stock splits, or Stock dividends after the grant of an Award will be reflected propor-tionately in the aggregate number of Shares then available for Awards and in the number of Shares subject to Awards then outstanding; and a proportionate change will be made in the Exercise Price as to any outstanding Options.

     14.2 Consolidations or Mergers.  If the Company shall be the surviving
          -------------------------
corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled.

     14.3 Recapitalization or Reorganization.  In the event of a recapitali-
          ----------------------------------
zation or reorganization of the Company (other than a transaction described in Section 14.2 above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an Optionee upon exercising an Option shall be entitled to receive for the Exercise Price the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

     14.4 Dissolution or Liquidation.  In the event of the proposed
          --------------------------
dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

     14.5 Issuances of Securities.  Except as expressly provided herein,
          -----------------------
no issuance by the Company of shares of Stock or any class, or securities convertible into shares of Stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     14.6 Fractional Shares.  No fractional shares shall be issued under the
          -----------------
Plan and any fractional Shares resulting from adjustments as provided herein will be rounded to the nearest whole Share.

     14.7 Adjustments.  Upon the happening of any of the events described in
          -----------
Sections 14.1, 14.2 or 14.3 above, the class and aggregate number of Shares set forth in Section 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Board or the successor Board shall determine the specific adjustments to be made under this Section 14 and, subject to Section 3, its determination shall be conclusive.

     14.8 Company's Right to Make Adjustments and Reorganizations.  The grant
          -------------------------------------------------------
of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     15. Securities Law Requirements.  No Shares shall be issued upon the
         ---------------------------
exercise of any Option unless and until the Company has determined that (i) it and the Participant have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange, or Nasdaq National Market or the Nasdaq SmallCap Market on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to (i) if requested by the Company, the filing with the Company by the Participant of a representation in writing that it is the Participant's then present intention to acquire the Stock being purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares under any government or self-regulatory body, which the Company shall determine to be necessary or advisable. Nothing herein is deemed nor shall be construed to confer any registration rights upon the Participant for an Option or the Shares, and no such registration right with respect to any Option or Share is provided to any Participant by the Company.

     16. Miscellaneous.
         -------------

     16.1 Proceeds.  The proceeds received by the Company from the sale of
          --------
the Shares pursuant to the exercise of the Option will be used for general corporate purposes.

     16.2 No Obligation to Exercise.  The granting of an Award shall impose
          -------------------------
no obligation upon the Participant to exercise the Option.

     16.3 Means of Exercising Options.  An Option (or any part thereof) shall
          ---------------------------
be exercised by giving written notice to the Company at its principal office address. The notice shall identify the Option being exercised and specify the number of Shares as to which such Option is being exercised, accompanied by full payment of the Exercise Price as provided in Section 6.1(d) of this Plan.

     16.4 Governing Law, Construction.  The validity and construction of the
          ---------------------------
Plan and the agreement evidencing Options shall be governed by the laws of the State of Florida, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

     16.5 Incentive Options; Disqualifying Disposition.  Notwithstanding that
          --------------------------------------------
Stock issued upon exercise of an Incentive Option is sold within one year following the exercise of such Incentive Option or within two years of grant of the Incentive Option so that the sale constitutes a disqualifying disposition for Incentive Option treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

     16.6 Compliance with Code.  The aspects of this Plan with respect to
          --------------------
Incentive Options are intended to comply in every respect with Section 422 and Section 422A of the Code and the regulations promulgated thereunder.
In the event any future statute or regulation shall modify the existing statute, the aspects of this Plan with respect to Incentive Options shall be deemed to incorporate by reference such modification. Any Stock Option Certificate relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to Optionee.

     If any provision of the aspects of this Plan with respect to Incentive Options is determined to disqualify the shares of Stock purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section 422 or Section 422A, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares of Stock for said tax treatment.

                                                      APPENDIX B

                                      PROXY
                                 MEDICORE, INC.

The Board of Directors Solicits This Proxy

         The undersigned appoints Thomas K. Langbein or Lawrence E. Jaffe, with power of substitution in each, proxies to vote all the shares of MEDICORE, INC. which the undersigned may be entitled to vote as a stockholder of record on April 10, 2000 at the Annual Meeting of Shareholders to be held Wednesday, May 24, 2000, or any adjournment thereof.

         When properly executed and returned in a timely manner, this proxy will be voted at the Annual Meeting and any adjournment thereof in the manner directed herein. If you do not specify otherwise for each proposal, the proxy will be voted as recommended by the board of directors. The board of directors recommends a vote FOR Proposals 1, 2 and 3.

1.    Election of Directors:
      Nominees  for  Class 2  directors:  ANTHONY  C.  D'AMORE  and  ROBERT P.
      MAGRANN

      [ ] FOR ALL director nominees listed;[ ] WITHHOLD AUTHORITY to vote for all director nominees listed.


--------------------------------------------------------------------------------
(TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE ABOVE)

2.    Approve the 2000 Stock Option Plan.

      [ ]  FOR                    [ ] AGAINST                  [ ] ABSTAIN

3. Ratify the selection of Wiss & Company, LLP as independent auditors for 2000.

      [ ]  FOR                    [ ] AGAINST                  [ ] ABSTAIN

4. In their discretion such other business as may properly come before the meeting.


(Back side of the card)


IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Signatures(s)  should be exactly as your
name(s)   appears  on  this  proxy.   If
signing  as   executor,   administrator,
trustee,  guardian or  attorney,  please
give full title when  signing.  If stock
is  registered  in the  names  of  joint
owners,  the  proxy  should be signed by
each.   If   the    stockholder   is   a
corporation, sign full corporate name by a duly authorized officer.

----------------------------------------
            (Signature)

----------------------------------------
            (Signature)

Dated:____________________________, 2000